SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 27, 1999
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
--------------------------------------------------------------------------------

               (Exact name of Registrant as specified in charter)


  Delaware                       000-22611                            11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                                      Number)



  12735 Gran Bay Parkway West, Building 200, Jacksonville, Florida    32258
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      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (904) 680-6680

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Item 5.   Other Events.

          Divestiture of Long Distance Telephone Service Division and Database of Independent Representatives to The Free Network, Inc.

     On July 27, 1999, Compu-DAWN, Inc. ("Compu-DAWN") issued a press release (the "Free Net Press Release") announcing that e.TV Commerce, Inc. ("e.TV"), Compu-DAWN's wholly owned subsidiary, sold its UniDial long distance service division and its independent network marketing representative database to The
Free Network, Inc. ("Free Net"), a network marketer of telecommunications services. Compu-DAWN received $250,000 in cash for those assets. The transaction was part of Compu-DAWN's strategy to focus its business solely on Internet-related technologies.

Compu-DAWN enters into Asset Purchase Agreement with Global PC, Inc.

     On August 4, 1999, Compu-DAWN issued a press release (the "Global PC Press Release) announcing that it has entered into an Asset Purchase Agreement with Global PC, Inc. ("Global PC") to acquire substantially all of the assets of Global PC.

     In consideration for the assets and the assumption of certain liabilities, Compu-DAWN has agreed to issue a number of Common Shares ranging from 624,284 to 699,284 Shares, and Class A Warrants to purchase up to 2,269,284 Common Shares, Class B Warrants to purchase up to 1,901,400 Common Shares and Class C Warrants to purchase up to 385,000 Common Shares. All the warrants are exercisable at $4.875 per share, the closing price of Compu-DAWN's common stock on July 29, 1999.

     The Class A Warrants are exercisable from July 1, 2001 to June 30, 2006 to the extent of 50%, 75% or 100% of the underlying Common Shares provided Compu-DAWN reaches certain performance milestones by June 30, 2001. The milestones require that there are 150,000 to 200,000, 200,001 to 250,000, or 250,001 more subscribers to Compu-DAWN's Internet services who access the Internet through the Global PC Internet / computing appliance by June 30, 2001 respectively. If there are less than 150,000 of such subscribers by June 30, 2001, the Class A Warrants will not be exercisable and shall be automatically canceled.

     The Class B Warrants are exercisable:

         - to the extent of 30% of the underlying Common Shares during the period commencing 90 days after the issuance of the Class B Warrant and ending on the day before the fifth anniversary of the issuance date (the "Expiration Date"),
         - to the extent of 23 1/3% of the underlying Common Shares from each of the first, second and third anniversary of the issuance date and ending on the Expiration Date.

     The Class C Warrants are exercisable from the first anniversary of the date of issuance to the Expiration Date.



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     With respect to the number of securities  issued in  consideration  for the assets, 4,555,684 Common Shares are issuable upon the exercise of Warrants which would generate an aggregate of $22,208,959.50 to Compu-DAWN.

     No assurance can be given that if the Asset Purchase Agreement closes and the Warrants are issued, that any or all of the Warrants will be exercised, and if any of them are exercised, when that will happen.

     The exercise of the Warrants are also conditioned upon the stockholders of Compu-DAWN approving the issuance of the underlying common shares to the extent such issuance would be more than 20% of the outstanding common shares of Compu-DAWN.

     The closing of the Asset Purchase Agreement is subject to numerous conditions. No assurance can be given that these conditions will be met and that the Asset Purchase will be successfully consummated.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Free Net Press Release dated June 9, 1999
         99.2     Global PC Press Release dated August 4, 1999




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMPU-DAWN, INC.


Dated: August 11, 1999                       By: /s/ David Greenspan
                                               --------------------------------
                                                David Greenspan,
                                                Chief Financial Officer



::ODMA\MHODMA\IMANAGE;357380;4

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                                                                    Exhibit 99.1
FOR IMMEDIATE RELEASE                               CONTACT:
                                                    Allison McGuigan
                                                    The Weber Group
                                                    (617) 520-7245
                                                    amcguigan@webergroup.com



                 COMPU-DAWN FINALIZES CONSOLIDATION OF BUSINESS
                  PRACTICE; PREPS FOR ACQUISITION OF GLOBAL PC

           Divestiture of Long Distance Telephone Service Division and
               Database of Independent Representatives to FreeNet
         Marks Next Move in Corporate Strategy to Focus on the Internet


JACKSONVILLE, FL - July 27, 1999 - Compu-DAWN (Nasdaq:ETVC), a provider of Internet-related technologies, products and services, today announced it has completed the sale of its UniDial long distance service division, as well as its Independent representative database, to Troy, Michigan-based The Free Network ("FreeNet"), a network marketer of telecommunications services. Compu-DAWN received $250,000 in cash for the transaction. This move is the latest within Compu-DAWN's strategy to focus its business solely on Internet-related technologies. The company plans to move toward finalizing its strategy within the coming week when it expects to sign the asset purchase agreement relating to its previously announced purchase of Global PC, Inc., co-developer and worldwide licensor of the GEOS operating system. A closing is anticipated shortly after signing, once pre-closing conditions have been fulfilled.

Under the agreement with FreeNet, Compu-DAWN's long distance business will be reassigned by UniDial to FreeNet, thereby ensuring a smooth transition for existing customers. The transaction also provides Compu-DAWN's former Independent Representatives the chance to enroll in FreeNet's network marketing program, where they can sustain momentum in their independently-owned businesses through the sale of UniDial's telecommunications services. Under this arrangement, all prior Compu-DAWN Independent Representatives will continue to receive residual commissions from their established UniDial customer account base. (Compu- DAWN's Referral Network Marketing operations were discontinued on June 29, as previously announced.)

                                    - more -




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PAGE 2
 "Compu-DAWN is consolidating into Internet-based products and services, and discontinuing all divisions of the company that don't support this vision," R.E. "Teddy" Turner explained. "We discontinued our relationship marketing arm, and are thrilled to have found a placement for each of our roughly 23,000 representatives with FreeNet. We also sold our public safety software division. Now, with the divestiture of our long distance services, we're ready to focus solely on executing our Internet technology strategy. Our next step will be the planned acquisition of GlobalPC, which is expected to be a key component in Compu-DAWN's new technology, as well as a significant revenue generator for the company."

About Compu-DAWN
Compu-DAWN  provides  Internet  services,   e-commerce,  and  telecommunications
services  to  customers  throughout  North  America.   Compu-DAWN  is  based  in
Jacksonville, Florida, and can be accessed via the Web at www.compudawn.com.

About The Free Network (FreeNet)
FreeNet is a provider of  telecommunications  products and services.  FreeNet is
based   in   Troy,   Michigan,   and   can   be   accessed   via   the   Web  at
www.thefreenetwork.com.

Forward Looking Statements
Certain information contained in this announcement are "forward-looking statements." Compu-DAWN cautions readers that certain important factors may affect actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this announcement or which are otherwise made by or on behalf of Compu-DAWN. For this purpose, any statements contained in this announcement that are not statements of historical fact may be deemed to be forward- looking statements. Factors which may affect results include, but are not limited to, the Internet and
Internet related technology and products, new technology developments, developments and regulation in the telecommunications industry, the risk of loss of management and personnel, the competitive environment within the Internet and telecommunications industries, the ability of Compu-DAWN to develop its infrastructure, the ability of Compu-DAWN to consummate the Global PC acquisition, the ability of Compu- DAWN to partner with a hardware manufacturer to produce the Global PC personal computer, the ability to enter into arrangements to sell products through the retail mass market channels, the ability of Compu-DAWN to raise additional capital which will be required in the near term to continue to develop and sustain business at current levels, the competence required and experience of management and economic conditions.

                                      # # #



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                                                                   Exhibit 99.2

FOR IMMEDIATE RELEASE                              CONTACT:
                                                   Allison McGuigan
                                                   The Weber Group
                                                   (617) 520-7245
                                                   amcguigan@webergroup.com

                  COMPU-DAWN TO USHER IN ERA OF SUB-$300 PCs -
                  SIGNS GLOBAL PC(R) ACQUISITION DOCUMENTS

         GlobalPC Product to Target "Unconnected" Population Shopping at
                         Kmart, Mass Merchant Retailers


JACKSONVILLE, FL - August 4, 1999 - Compu-DAWN (Nasdaq:ETVC), a provider of Internet-based e-commerce and communications products and services, today announced that it has entered into an agreement to acquire all tangible and intangible assets of Alameda, CA-based GlobalPC, Inc. for shares of common stock and common stock purchase warrants of Compu-DAWN. GlobalPC is co-developer and worldwide licensee of GEOS, a simplified, low cost operating system and integrated applications software suite. Upon closing, Compu-DAWN plans to offer licensing arrangements for both its operating system and hardware reference designs to national brand name consumer PC and consumer electronics manufacturers as early as the fourth quarter 1999.

Kmart, At Least One Other Mass Merchant Retailer to Sell Low-cost "GlobalPC" In the fourth quarter 1999 - the holiday buying season - Compu-DAWN plans to introduce a GlobalPC(R)-branded $299 retail price personal computer to be sold initially through interactive end-cap displays at mass merchant retail stores in Minneapolis, MN, Indianapolis, IN and Tampa, FL. To date, Kmart and an one other national name brand retailer have tentatively committed to offering the product during the roll out period in these markets; Compu-DAWN executives are currently in talks with additional mass merchant retailers to involve them in the fourth quarter 1999 introduction of the GlobalPC. An extensive broadcast and print advertising and public relations campaign is expected to promote the product in the roll out market areas. In the event of a successful rollout, the product is expected to be introduced nationally by the aforementioned retailers, as well as several additional retailers, in the first quarter of 2000.





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The Rise of the Low Cost PC and the Internet Appliance
"The fastest growing segment of the PC market is the sub-$1,000 division," Compu-DAWN Chairman R. E. "Teddy" Turner explained. "And average unit prices are falling because consumers realize that there is no longer a need to buy an expensive cutting-edge machine. Today's less expensive PCs and appliances are sufficient for most tasks, especially connecting to the 'Net' - the top reason consumers buy PCs."


Though Compu-DAWN is joining such operating system licensors as Microworkz.com, BE Incorporated(R) (licensor of BeOS) and Linux(R) in the "Windowless" trend, GEOS has a strong history - having been chosen in the past as the operating system for such manufacturers as Brother(R) and Nokia(R).
"We're entering an era where Microsoft compatibility is needed, but Microsoft itself is not," added Rudy Theale, Vice Chairman of Compu-DAWN. "GlobalPC and GEOS have a history of innovation and have paved the way for other operating systems to make their mark in the low-priced PC and Internet appliance arena. We plan to make the GlobalPC the computer that everyone can use and afford, and we intend to make it available through the stores where America shops."


The GlobalPC- Simple, Inexpensive, Microsoft Word(R)- and Excel(R)- file compatible Through its purchase of GlobalPC Inc., Compu-DAWN would inherit an experienced team of both hardware and software engineers to further enhance the GEOS operating system and its integrated suite of software applications. The development team will focus on four areas: ease- of-use, online service and Internet access, performance, and portal functionality.

Product Benefits:
     - Expected street price: $299 for the GlobalPC system, $19.95 per month for full-service ISP; no minimum ISP commitment required
     - Ease of use: four levels of usability, enabling the user to improve skills at their own pace (a beginner user interface as well as an interface with a common look and feel with which experienced PC users are comfortable)
     - Microsoft Word and Excel file compatibility
     - Internet browser,  email and chat capabilities
     - Word processor, database, graphics program and personal finance application

The standard Compu-DAWN GlobalPC personal computer will feature:
     -  86 compatible processor
     -  1.44MB floppy
     -  1.2 - 2.0GB hard drive
     -  v.90 modem
     -  Integrated keyboard, speakers and mouse

The closing of the acquisition, which is scheduled to occur by the end of the third quarter 1999, is subject to a number of conditions. Final pricing and interactive end-cap display designs are currently being finalized.

About Compu-DAWN
Compu-DAWN provides  Internet-based  e-commerce and communications  products and
services  to  customers  throughout  North  America.   Compu-DAWN  is  based  in
Jacksonville, Florida, and can be accessed via the Web at www.compudawn.com.

About GlobalPC
GlobalPC, Inc., founded in April 1998, is the co-developer and worldwide licensee of GEOS, a user-friendly, powerful operating system and software suite. GlobalPC is based in Alameda, California.

Forward Looking Statements
Certain information contained in this announcement are "forward-looking statements." Compu-DAWN cautions readers that certain important factors may affect actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this announcement or which are otherwise made by or on behalf of Compu-DAWN. For this purpose, any statements contained in this announcement that are not statements of historical fact may be deemed to be forward- looking statements. Factors which may affect results include, but are not limited to, the Internet and
Internet related technology and products, new technology developments, developments and regulation in the telecommunications industry, the risk of loss of management and personnel, the competitive environment within the Internet and telecommunications industries, the ability of Compu-DAWN to develop its infrastructure, the ability of Compu-DAWN to consummate the GlobalPC acquisition, the ability of Compu- DAWN to partner with a hardware manufacturer to produce the GlobalPC personal computer, the ability to enter into arrangements to sell products through the retail mass market channels, the ability of Compu-DAWN to raise additional capital which will be required in the near term to continue to develop and sustain business at current levels, the competence required and experience of management and economic conditions.

                                      # # #




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